SECURITIES AND EXCHANGE COMMISSION
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                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          October 27, 1999
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                               The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


         1-10466                                           59-0432511
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(Commission File Number)                       (IRS Employer Identification No.)


 Suite 400, 1650 Prudential Drive, Jacksonville, Florida                 32207
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (904) 396-6600
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events
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         The purpose of this Form 8-K is to file a press release, dated October
         27, 1999, announcing the intention of The St. Joe Company (the "Company") and Florida East Coast Industries, Inc. ("FEC") to implement a recapitalization of FEC and a pro-rata spin-off of the Company's 54 percent equity interest in FEC to the Company's shareholders. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

         A certain Distribution and Recapitalization Agreement between the Company and FEC relating to the recapitalization and spin-off, a certain related Indemnity Agreement among Alfred I. duPont Testamentary Trust, the Nemours Foundation and the Company and a certain Master Agreement between the Company and Gran Central Corporation, will each be filed with the next following Company Quarterly Report on Form 10-Q.



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



         Exhibit Index
         -------------

99.1 Press release, dated October 27, 1999, issued by The St. Joe Company and Florida East Coast Industries, Inc.



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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE ST. JOE COMPANY



Dated:  October 27, 1999              By:  /s/ Robert M. Rhodes
                                          --------------------------------------
                                          Name:  Robert M. Rhodes
                                          Title: Senior Vice President and
                                                 General Counsel



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



                                    EXHIBITS

Exhibit Number      Exhibit Title
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99.1                Press release, dated October 27, 1999, issued by The St. Joe
                    Company and Florida East Coast Industries, Inc.



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